UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of Principal Executive Offices, Zip Code)

(949) 769-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Qualified Stock Options

On December 7, 2020, the Compensation Committee of the Board of Directors of Pro-Dex, Inc. (the “Company”) approved the issuance of non-qualified stock options under the Company’s 2016 Equity Incentive Plan to the Company’s directors and select employees, including stock options issued to Richard L. Van Kirk, the Company’s Chief Executive Officer, and Alisha K. Charlton, the Company’s Chief Financial Officer, which are summarized below:

First Vesting Target

The number of options to purchase shares of the Company’s common stock (“Common Stock”) to be awarded based upon the volume-weighted average price (“VWAP”) of the Common Stock reaching or exceeding $39.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“First Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2022	Second Testing Date 01/01/2023 (1)	Third Testing Date 07/01/2023(1)(2)
Richard Van Kirk	18,000	9,000	4,500
Alisha Charlton	4,250	2,125	1,062

(1)

If the First Vesting Target is met on or before the First Testing Date, no additional options are awarded on the Second Testing Date or Third Testing Date.

(2)

If the First Vesting Target is met on or before the Second Testing Date, no additional options are awarded on the Third Testing Date.

Second Vesting Target

The number of options to purchase shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $42.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Second Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2024	Second Testing Date 01/01/2025 (1)	Third Testing Date 07/01/2025(1)(2)
Richard Van Kirk	18,000	9,000	4,500
Alisha Charlton	4,250	2,125	1,062

(1)

If the Second Vesting Target is met on or before the First Testing Date, no additional options are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Second Vesting Target is met on or before the Second Testing Date, no additional options are awarded on the Third Testing Date.

Third Vesting Target

The number of options to purchase shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $45.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Third Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2026	Second Testing Date 01/01/2027 (1)	Third Testing Date 07/01/2027(1)(2)
Richard Van Kirk	18,000	9,000	4,500
Alisha Charlton	4,250	2,125	1,062

(1)

If the Third Vesting Target is met on or before the First Testing Date, no additional options are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Third Vesting Target is met on or before the Second Testing Date, no additional options are awarded on the Third Testing Date.

Fourth Vesting Target

The number of options to purchase shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $47.50 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Fourth Vesting Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2028	Second Testing Date 01/01/2029 (1)	Third Testing Date 07/01/2029(1)(2)
Richard Van Kirk	18,000	9,000	4,500
Alisha Charlton	4,250	2,125	1,062

(1)

If the Fourth Vesting Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Fourth Vesting Target is met on or before the Second Testing Date, no additional shares are awarded on the Third Testing Date.

Fifth Vesting Target

The number of options to purchase shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $50.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Fifth Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2030	Second Testing Date 01/01/2031 (1)	Third Testing Date 07/01/2031(1)(2)
Richard Van Kirk	18,000	9,000	4,500
Alisha Charlton	4,250	2,125	1,062

(1)

If the Fifth Vesting Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Fifth Vesting Target is met on or before the Second Testing Date, no additional shares are awarded on the Third Testing Date.

The Stock Option Agreements contain terms and provisions customary for awards of this type, including that, in most instances, the employee must continue to be employed by the Company at the time the relevant vesting target is achieved and the awarded options expire 10 years from the first testing date of each vesting target.  A copy of the form of Stock Option Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Stock Option Agreements is qualified in its entirety by reference to the complete text of the form of Stock Option Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Form of Stock Option Agreement for Directors and Employees of Pro-Dex, Inc. – 2016 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2020	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Stock Option Agreement for Directors and Employees of Pro-Dex, Inc. – 2016 Equity Incentive Plan